SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date  of  report  (Date  of  earliest  event  reported)   March 8,  2001
                                                         ------------------


                           CANARGO ENERGY CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                         0-9147               91-0881481
 ----------------------------     ------------------------    ----------------
 (State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
       of incorporation)                                     Identification No.)


                  CanArgo Services (UK) Limited
                   150 Buckingham Palace Road
                         London, England                   SW1W 9TR
             ----------------------------------------     ----------
             (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code   44-207-808-4700
                                                            ---------------


            1580, 727 - 7th Avenue SW, Calgary, Alberta, Canada T2P 0Z5
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM  5.     OTHER  EVENTS

On March 8, 2001, CanArgo announced that it intends to make an offer to purchase all outstanding common shares of Lateral Vector Resources Inc. ("LVR"). The Offer will be made through a wholly owned subsidiary of CanArgo organised for the purposes of making the offer. The basis of the Offer to LVR shareholders will be C$0.10 in cash for each outstanding LVR share.

ITEM 7.      Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

7(1) Press release dated March 8, 2001 regarding CanArgo announcement that it intends to make an offer to purchase all outstanding common shares of Lateral Vector Resources Inc.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CANARGO  ENERGY  CORPORATION


Date:  March 12, 2001                   By:     /s/Anthony J. Potter
                                                --------------------
                                                Anthony J. Potter
                                                Corporate Secretary

                         EXHIBIT INDEX

                                                                             FILED WITH
EXHIBIT                                                                         THIS
NUMBER    EXHIBIT                                                              REPORT
-------   ---------------------------------------------------------------    ----------
7(1)      Press release dated March 8, 2001 regarding CanArgo
          announcement that it intends to  make  an  offer  to purchase
          all outstanding common shares of Lateral Vector Resources  Inc.        X